JANUARY 23, 1998

MESSAGE FROM THE PRESIDENT

Dear Shareholder:

I am very pleased to report that the M.S.B. Fund enjoyed a total return of 28.88% in 1997. This advance helped to raise our three year average annual return to 24.97%, the five year average annual return to 18.27%, and the ten year average annual return to 14.58%. In addition, if a shareholder had invested $1,000 in the Fund at inception in 1964 and reinvested all capital gains and dividends in the Fund, the shareholder's investment would have grown to $418,256 at year-end 1997.

The primary objective of a capitalistic society is to create wealth and capital for its citizens and to ensure that each generation enjoys a higher standard of living than the previous generation. Capitalism is also most efficient and rewarding to investors and society when inflation in under control. Fortunately, we have been living in such a period for the last fifteen years.

The strides our nation has made over this time frame are truly outstanding. Not only has inflation remained dormant, we have also witnessed low unemployment, healthy job creation, declining federal budget deficits, rising productivity and stock market gains exceeding 950% over the fifteen year period as measured by the Dow Jones Industrial Average. Moreover, our economy has also produced one of the largest small business booms in history and a technology revolution that continues to generate productivity enhancing results at a rapid pace.

On the international scene, more and more nations continue to emulate our capitalistic model. Japan and several other southeast Asian countries, for example, are now abandoning some of their less efficient economic practices and are now gravitating more toward ours. As a result, as privatization and deregulation grow around the globe, demand for American capital, technology and expertise should also accelerate.

Fortunately, during this extended economic growth period, more and more Americans are participating in our nation's economic expansion through equity investing. Today, American households have more of their savings invested in common stocks than they do in real estate. In addition, about 90% of all the dollars ever invested in equity mutual funds has been invested in the last seven years and total equity mutual fund investments now exceed $2.3 trillion.

History demonstrates that time, compounding, solid portfolio management and our capitalistic system are key ingredients in building wealth. Happily, the new Roth IRA offers those that qualify an excellent opportunity to save and invest on a long-term basis, enjoy the powerful benefits of compounding and reap all the rewards tax free. The Roth IRA is also a plus for our economy in that it should help increase our nation's savings rate and reduce the need for government entitlements at retirement.

There are several other benefits to this new IRA that are most appealing. Included among them are: (1) contributions can be made beyond age 70 1/2; (2) withdrawals do not have to be made at all, and the account can be passed on to heirs; (3) individual contributions can be withdrawn at any time without penalty; (4) early withdrawals before age 59 can be made without penalty under certain circumstances, such as payment of higher education expenses for the holder or his/her children or grandchildren, the purchase of a primary residence or in the event of disability or death; and (5) traditional IRA's can be converted into Roth IRA's without penalty.

Our M.S.B. Fund's investment philosophy of seeking to create wealth for its shareholders over time and its investment discipline of investing only in companies with strong balance sheets that are also believed to have the capability of generating rising earnings and cash flow has led the Fund to continue to invest in a number of companies that should be well positioned to capitalize on both world demand growth and the ongoing technology revolution.

We continue to receive many compliments for our Quarterly Investment Outlook and Review Newsletter and our recent Newsletter containing the "Roth IRA Could Be The Way To Go" article has been particularly popular. If there are any topics that you would like us to address in future issues or if you would like the "Roth IRA" issue, please give us a call at 1-800-661-3938.

Sincerely,

Joseph R. Ficalora
Joseph R. Ficalora
President

                               M.S.B. FUND, INC.

                             INVESTMENT ACHIEVEMENT

     The following information is a statement of the past record of the Fund and should not be construed as a representation or prediction of future results. The investment return and principal value of an investment in the Fund will fluctuate with changing market conditions so that an investor's shares, when redeemed, may be worth more or less than their original cost.

     The total return of the Fund for various periods is compared with the Standard & Poor's 500 Composite Stock Price Index (S&P 500) and the Dow Jones Industrial Average (DJIA), which are groups of unmanaged securities, and with the Lipper Growth & Income Funds Average, which includes for the one, three, five and ten years ended December 31, 1997, 611, 400, 240, and 136 mutual funds, respectively, and is a broad equity fund measurement. The S&P 500 and DJIA do not include a reduction of total return for expenses. These results should be considered in light of the makeup of each index, the investment objectives and portfolio composition of the Fund and the periods indicated.

                            AVERAGE ANNUAL TOTAL RETURN
                       -------------------------------------
                             PERIODS ENDING 12/31/97*
                       -------------------------------------
                       1 Year   3 Years   5 Years   10 Years
                       ------   -------   -------   --------
M.S.B. Fund, Inc.....  28.88%    24.97%    18.27%    14.58%
Lipper Growth &
  Income Funds
  Average............  26.99%    26.58%    17.63%    15.87%
Standard & Poor's 500
  Composite Stock
  Price Index........  33.36%    31.16%    20.27%    18.05%
Dow Jones Industrial
  Average............  24.87%    30.08%    22.01%    18.55%

* Assumes reinvestment of all dividends and distributions and the deduction of all applicable fees and expenses. Data for the Lipper Growth & Income Funds Average, the S&P 500 and DJIA are from Lipper Analytical Services Corporation. The S&P 500 and DJIA do not include a reduction in total return for expenses.

     The following graph shows that an investment of $10,000 in the Fund on December 31, 1987 would have been worth $39,007 on December 31, 1997, assuming all dividends and distributions have been reinvested. A similar investment in the S&P 500, over the same period, would have grown to $52,426.

                               M.S.B. FUND, INC.
                            CUMULATIVE TOTAL RETURN
                                 [LINE GRAPH]

   MEASUREMENT PERIOD
 (FISCAL YEAR COVERED)        MSP           S&P
1987                             10000         10000
1988                             10978         11650
1989                             14058         15331
1990                             13021         14856
1991                             15230         19372
1992                             16654         20845
1993                             20332         22950
1994                             19989         23248
1995                             24981         31973
1996                             30267         39311
1997                             39007         52426

                               M.S.B. FUND, INC.
                            TOTAL RETURN COMPARISON
                                 [BAR GRAPH]

                                   MSB          S&P

1987
1988                              9.78%        16.50%
1989                             28.06%        31.60%
1990                             -7.38%        -3.10%
1991                             16.97%        30.40%
1992                             10.66%         7.60%
1993                             20.64%        10.10%
1994                             -1.68%         1.30%
1995                             24.97%        37.53%
1996                             21.16%        22.95%
1997                             28.88%        33.36%

INVESTMENT RESULTS, OUTLOOK AND STRATEGIES

M.S.B. FUND, INC.

The M. S. B. Fund's net asset value per share on December 31, 1997 was $17.73 versus $14.60 on December 31, 1996. Shareholders received distributions per share from dividend and interest income of $0.0730, short-term capital gains of $0.2935, mid-term capital gains of $0.1748 and long-term capital gains of $0.4992 during the year.

The Fund's total return of 28.88% for the one-year period ending December 31, 1997 marks the third consecutive year of greater than 20% total returns for the Fund. Total return assumes the reinvestment of all dividends and capital gains and the deduction of all applicable fees and expenses. For the past five years the Fund has provided shareholders with an average annual total return of 18.27%. This compares favorably to the one year total return of 26.99% and five year average annual total return of 17.63% for the Lipper Growth & Income Funds Average for the periods ending December 31, 1997. For further comparison, the average equity fund, as measured by the Lipper All Equity Funds Average, provided a one year total return of 17.52% and a five year average annual total return of 15.83% as of December 31, 1997.

The Fund's favorable total return relative to its direct comparison, the Lipper Growth & Income Funds Average, is in large part due to the significant outperformance by the Fund during the 4th quarter of the year. The M.S.B. Fund provided a total return of 6.31% during this three-month period as compared to 0.79% for the Lipper Growth & Income Funds Average. As the stock market declined during late October, due to adverse economic conditions in Southeast Asia, market participants gravitated to large capitalization issues and, more specifically, to companies that are less likely to be affected by the economic woes overseas. The investment philosophy adhered to by the Fund's portfolio management team favors large capitalization non-cyclical companies, and the Fund benefited from the significant portion of its assets deployed in this sector of the market.

During the past three years we have experienced an exceptional investment environment. As mentioned here a year ago, the main catalysts for the rising equity prices have been continued economic growth with low inflation, a favorable interest rate environment and strong corporate profit growth. In fact, this past year we have seen higher economic growth with both lower inflation and lower interest rates than in the previous two years. Corporate profit growth was also strong in the first half of this year, although it slowed during the latter half of the year. To a large extent this was due to economic weakness overseas and weaker demand for U.S. goods resulting from the stronger dollar.

The recent currency crises in Southeast Asia will likely temper economic growth worldwide as demand from those countries declines. This can be construed as positive for continued low inflation as slower economic growth reduces inflationary pressures. In all likelihood, however, it could also impede corporate profit growth. In addition, it is likely that some corporations will begin missing earnings expectation.

Increased market volatility should not necessarily be viewed negatively. The Fund's portfolio management team constantly analyzes companies one by one for their individual merits. Each company must meet our stringent guidelines both for financial soundness and growth potential before we consider the price we would be willing to pay for an ownership position. Once a candidate is identified, we project a matrix of future values and determine whether the present market value will provide us with the required rate of return. The more that stock prices fluctuate, the higher the likelihood we will find opportunities to invest in high quality companies at favorable prices.

During 1997, the Fund's investment management team pursued its strategy of accumulating shares in high quality companies with stable cash flow and earnings growth, minimal capital expenditure requirements, strong balance sheets and solid management at reasonable prices. We continued our focus during this past year on large capitalization issues with the addition of Fannie Mae, Interpublic Group, Johnson & Johnson, McDonald's, Microsoft, Nike and Pitney Bowes. We also eliminated a number of securities whose market prices reflected their full potential in our opinion or whose fundamentals changed so that continued ownership by the Fund was not warranted. These companies included W.W. Grainger, Lee Enterprises, May Department Stores, Mylan Laboratories, Sara Lee and Teleflex.

During the six-year period beginning December 31, 1991, coinciding with the tenure of the current portfolio management team, the M.S.B. Fund has provided a cumulative total return of 156.12%. This compares favorably to the six-year cumulative return of 142.36% for the Lipper Growth & Income Funds Average and 112.96% for the Lipper All Equity Funds Average.

M.S.B. FUND, INC.
SCHEDULE OF INVESTMENTS
DECEMBER 31, 1997
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

COMMON STOCK-98.30%:

SHARES                                             VALUE
------                                          -----------
                                                 (NOTE 1)
         ADVERTISING-2.78%
27,500   Interpublic Group of Cos., Inc. .....  $ 1,369,844
         AUTO PARTS--AFTER MARKET-2.93%
42,500   Genuine Parts Company................    1,442,344
         BANKS-3.10%
 4,500   Wells Fargo & Co. ...................    1,527,469
         BEVERAGES--ALCOHOLIC-2.99%
33,500   Anheuser-Busch Companies, Inc. ......    1,474,000
         BEVERAGES--SOFT DRINKS-3.04%
22,500   Coca-Cola Company....................    1,499,063
         CHEMICALS--SPECIALTY-2.77%
26,500   International Flavors & Fragrances...    1,364,750
         COMPUTER SOFTWARE & SERVICES-6.05%
27,500   Automatic Data Processing, Inc. .....    1,687,812
10,000   Microsoft Corp. .....................    1,292,500
                                                -----------
                                                  2,980,312
         COMPUTER SYSTEMS-2.85%
22,500   Hewlett-Packard Co. .................    1,406,250
         DISTRIBUTOR--CONSUMER PRODUCTS-3.24%
35,000   Sysco Corp. .........................    1,594,688
         ELECTRICAL EQUIPMENT-5.87%
25,000   Emerson Electric Co. ................    1,410,937
30,000   Hubbell, Inc. .......................    1,479,375
                                                -----------
                                                  2,890,312
         ELECTRONICS & SEMICONDUCTORS-2.85%
20,000   Intel Corp. .........................    1,405,000


SHARES                                             VALUE
------                                          -----------
                                                 (NOTE 1)
         ENTERTAINMENT-3.22%
16,000   Walt Disney Co. .....................  $ 1,585,000
         FINANCIAL SERVICES-6.88%
30,000   Fannie Mae...........................    1,711,875
40,000   Freddie Mac..........................    1,677,500
                                                -----------
                                                  3,389,375
         FOOTWEAR-2.39%
30,000   Nike, Inc. ..........................    1,177,500
         HEALTH CARE--DIVERSIFIED-3.14%
23,500   Johnson & Johnson....................    1,548,063
         HEALTH CARE--DRUGS-2.93%
22,000   Abbott Laboratories..................    1,442,375
         HOUSEHOLD PRODUCTS-3.21%
20,000   Clorox Co. ..........................    1,581,250
         MANUFACTURED HOUSING-2.92%
80,000   Clayton Homes, Inc. .................    1,440,000
         MANUFACTURING-4.79%
40,000   Dover Corporation....................    1,445,000
20,000   Nordson Corporation..................      917,500
                                                -----------
                                                  2,362,500
         OFFICE EQUIPMENT AND SUPPLIES-3.19%
17,500   Pitney Bowes, Inc. ..................    1,573,906
         PUBLISHING--NEWSPAPERS-3.51%
28,000   Gannett Company, Inc. ...............    1,730,750
         RAILROADS-2.49%
36,000   Illinois Central Corp. Series A......    1,226,250
         RESTAURANTS-6.08%
30,000   McDonald's Corp. ....................    1,432,500
65,000   Wendy's International, Inc. .........    1,564,062
                                                -----------
                                                  2,996,562

--------------------------------------------------------------------------------
See Accompanying Notes to Financial Statements.

M.S.B. FUND, INC.
SCHEDULE OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1997
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

COMMON STOCK (CONTINUED):
SHARES                                             VALUE
------                                          -----------
                                                 (NOTE 1)
         RETAIL--DRUG CHAINS-2.87%
45,000   Walgreen Company.....................  $ 1,411,875
         RETAIL--FOOD CHAINS-3.37%
35,000   Albertsons, Inc. ....................    1,658,125
         RETAIL--GENERAL MERCHANDISE-2.88%
36,000   Wal-Mart Stores, Inc. ...............    1,419,750
         RETAIL--SPECIALTY STORES-2.97%
41,250   Gap, Inc. ...........................    1,461,797
         TOBACCO-2.99%
32,500   Philip Morris Companies, Inc. .......    1,472,656
                                                -----------
         Total Common Stock
           (Cost $32,076,464).................  $48,431,766

COMMERCIAL PAPER-1.50%:

PRINCIPAL
 AMOUNT                                               VALUE
---------                                          -----------
                                                    (NOTE 1)
$737,000    Household Finance Corp.,
              6.25%, due 01/02/98
              (Cost $737,000)...........           $   737,000
                                                   -----------
            Total Investments
              (Cost $32,813,464*).......   99.80%   49,168,766
            Other assets in excess of
              liabilities...............    0.20%       98,710
                                          ------   -----------
            Net Assets..................  100.00%  $49,267,476
                                          ======   ===========

* Aggregate cost for Federal income tax purposes is identical. At December 31, 1997, the net unrealized appreciation for tax purposes for all securities of $16,355,302 consists of gross unrealized appreciation of $17,123,100 and gross unrealized depreciation of $767,798.

--------------------------------------------------------------------------------
See Accompanying Notes to Financial Statements.

M.S.B. FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                              DECEMBER 31,
                                                                  1997
                                                              ------------
ASSETS:
Investment in securities, at value (Cost $32,813,464).......  $49,168,766
Cash........................................................           56
Receivable for fund shares sold.............................       13,362
Dividends and interest receivable...........................       80,207
Prepaid expenses............................................       43,986
                                                              -----------
  Total assets..............................................   49,306,377
LIABILITIES:
Accrued expenses payable....................................       38,901
                                                              -----------
NET ASSETS, applicable to 2,778,548 shares of Class A
  $.001 par value stock, 5,000,000 shares authorized........  $49,267,476
                                                              ===========
NET ASSETS:
Par value of capital shares.................................  $     2,779
Additional paid in capital..................................   32,909,186
Undistributed net realized gains............................          209
Net unrealized appreciation on investments..................   16,355,302
                                                              -----------
NET ASSETS..................................................  $49,267,476
                                                              ===========
NET ASSET VALUE, offering and redemption price
  per share ($49,267,476 / 2,778,548 shares)................  $     17.73
                                                              ===========

--------------------------------------------------------------------------------
See Accompanying Notes to Financial Statements.

M.S.B. FUND, INC.
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                     YEAR ENDED
                                                                  DECEMBER 31, 1997
                                                              -------------------------
INVESTMENT INCOME:
  Dividends.................................................  $646,090
  Interest..................................................   162,784      $   808,874
                                                              --------
EXPENSES:
  Investment advisory fee...................................   329,848
  Administration fees.......................................    80,400
  Directors' fees...........................................    58,957
  Legal.....................................................    55,651
  Transfer agent............................................    48,863
  Printing..................................................    32,210
  Audit.....................................................    22,558
  Insurance.................................................    20,612
  Custody...................................................    15,744
  Registration..............................................     7,226
  Miscellaneous.............................................     8,468          680,537
                                                              --------
  Fee waivers...............................................                    (59,625)
                                                                            -----------
  Net expenses..............................................                    620,912
                                                                            -----------
     Net investment income..................................                    187,962
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain...........................................                  2,574,612
Net change in unrealized appreciation.......................                  8,335,101
                                                                            -----------
Net realized and unrealized gain............................                 10,909,713
                                                                            -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........                $11,097,675
                                                                            ===========

--------------------------------------------------------------------------------
See Accompanying Notes to Financial Statements.

M.S.B. FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                       YEAR ENDED
                                                                      DECEMBER 31,
                                                              ----------------------------
                                                                 1997             1996
                                                                 ----             ----
INCREASE IN NET ASSETS:
Operations:
  Net investment income.....................................  $   187,962      $   253,670
  Net realized gain on investments..........................    2,574,612        3,295,884
  Net change in unrealized appreciation on investments......    8,335,101        3,357,338
                                                              -----------      -----------
Net increase in net assets resulting from operations........   11,097,675        6,906,892
Distributions to shareholders from:
  Net investment income.....................................     (193,749)        (338,202)
  Net realized gain on investments..........................   (2,574,403)      (4,200,893)
                                                              -----------      -----------
Total distributions to shareholders.........................   (2,768,152)      (4,539,095)
Net increase from capital share transactions (See Note 4)...    3,580,058        2,480,964
                                                              -----------      -----------
Total increase in net assets................................   11,909,581        4,848,761
NET ASSETS:
  Beginning of year.........................................   37,357,895       32,509,134
                                                              -----------      -----------
  End of year...............................................  $49,267,476      $37,357,895
                                                              ===========      ===========

--------------------------------------------------------------------------------
See Accompanying Notes to Financial Statements.

M.S.B. FUND, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Selected Data for Each Share of Capital Stock
Outstanding Throughout Each Year

                                                              YEAR ENDED DECEMBER 31,
                                                 --------------------------------------------------
                                                  1997       1996       1995       1994      1993
                                                  ----       ----       ----       ----      ----
NET ASSET VALUE, beginning of year.............   $14.60     $13.63     $13.39     $16.79    $15.67
INCOME FROM OPERATIONS:
  Net investment income........................     0.07       0.11       0.08       0.16      0.18
  Net realized and unrealized gain (loss) on
     investments...............................     4.10       2.76       3.17      (0.44)     3.04
                                                 -------    -------    -------    -------   -------
     Total from investment operations..........     4.17       2.87       3.25      (0.28)     3.22
DISTRIBUTIONS:
  From net investment income...................    (0.07)     (0.14)     (0.08)     (0.18)    (0.17)
  From net realized gains......................    (0.97)     (1.76)     (2.93)     (2.94)    (1.93)
                                                 -------    -------    -------    -------   -------
     Total distributions.......................    (1.04)     (1.90)     (3.01)     (3.12)    (2.10)
                                                 -------    -------    -------    -------   -------
NET ASSET VALUE, end of year...................   $17.73     $14.60     $13.63     $13.39    $16.79
                                                 =======    =======    =======    =======   =======
Total return...................................   28.88%     21.16%     24.97%     (1.70%)    20.6%
Ratio of expenses to average net assets........    1.41%(1)   1.41%(1)   1.69%(1)   1.28%(1)   1.12%
Ratio of net investment income to average net
  assets.......................................    0.43%      0.71%      0.57%      0.97%     1.01%
Portfolio turnover rate........................      23%        45%        68%        62%       26%
Average commission rate per share(2)...........  $0.0475    $0.0443         --         --        --
NET ASSETS, end of year (000's)................  $49,267    $37,358    $32,509    $35,022   $45,205

--------------------------------------------------------------------------------

(1) Without fee waivers for the years ended December 31, 1997, 1996, 1995 and 1994, the ratios of expenses to average net assets would have been 1.55%, 1.61%, 1.86%, and 1.39%, respectively.

(2) Computed by dividing the total amount of brokerage commissions paid by the total shares of investment securities purchased and sold during the year for which commissions were charged, as required by the Securities and Exchange Commission for fiscal years beginning after September 1, 1995.

See Accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------

M.S.B. FUND, INC.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1997

The M.S.B. Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The primary investment objective of the Fund is to achieve capital appreciation for its shareholders. The objective of income is secondary.

NOTE 1--SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

A--Security Valuations--Securities traded on national securities exchanges are valued at the closing prices or, in the case of over-the-counter securities, at the mean between closing bid and asked prices. Short-term instruments maturing within 60 days of the valuation date are valued at amortized cost.

B--Security Transactions and Related Investment Income--Security transactions are accounted for on the trade date, dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The specific identification method is used in the determination of realized gains and losses on the sale of securities.

C--Federal Income Taxes--No provision has been made for Federal income tax, since it is the intention of the Fund to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its ordinary taxable income and net capital gains to its shareholders.

D--Management Estimates--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2--PURCHASES AND SALES OF SECURITIES

The cost of purchases and the proceeds from sales of investments, exclusive of short-term investments, for the year ended December 31, 1997, were $13,526,351 and $11,080,079, respectively.

NOTE 3--FEES

Effective December 8, 1997, Shay Assets Management, Inc. (the "Investment Adviser") ("SAMI") became the investment adviser to the Fund. The Investment Adviser is a wholly-owned subsidiary of Shay Investment Services, Inc. ("SISI"), both of which are controlled by Rodger D. Shay, a Vice President of the Fund. From May 1995 to December 8, 1997, the investment adviser was Shay Assets Management Co. ("SAMC"), a general partnership that consisted of two general partners, SAMI and ACB Assets Management, Inc. ("ACBAM"). ACBAM is an indirect wholly-owned subsidiary of America's Community Bankers.

On December 8, 1997, SAMI purchased ACBAM's 50% interest in SAMC; SAMC was dissolved and its business (including investment advisory functions to the Fund), assets and liabilities were transferred to SAMI. In anticipation of this transaction, the shareholders of the Fund approved a new investment advisory agreement between the Fund and SAMI on November 13, 1997. The terms of the investment advisory agreement, including the duties, obligations and compensation of the investment adviser, are substantially the same as in the previous agreement.

SAMI and SISI have borne all of the costs incurred by the Fund in connection with the above transaction, including preparation and distribution of proxy materials to shareholders, meetings of the Fund's shareholders and Board of Directors, legal fees, and other fees and expenses.

M.S.B. FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 1997

The Investment Adviser receives fees from the Fund, computed at an annual rate of 0.75% of the first $100,000,000 of the Fund's average daily net assets and 0.50% of average daily net assets in excess of $100,000,000. The fee payable to the Investment Adviser is reduced (but not below zero) to the extent expenses (exclusive of professional fees, such as legal and audit fees, directors' fees and expenses, and distribution expenses, if any, payable under Rule 12b-1) exceed 1.10% of the Fund's average daily net assets for any fiscal year during the term of the Fund's agreement with the Investment Adviser. This limitation resulted in the Investment Adviser waiving approximately 11% of its fee for the year ended December 31, 1997. The waiver amounted to $35,025.

Effective December 8, 1997, Shay Financial Services, Inc. (the "Distributor") ("SFSI") became the distributor to the Fund. The Distributor is a wholly-owned subsidiary of SISI, both of which are controlled by Rodger D. Shay, a Vice President of the Fund. Prior to December 8, 1997, the distributor was Shay Financial Services Co. ("SFSC"), a general partnership that consisted of two general partners, SFSI and ACB Securities, Inc. ("ACBS"). ACBS is an indirect wholly-owned subsidiary of America's Community Bankers.

On December 8, 1997, SFSI purchased ACBS' 50% interest in SFSC; SFSC was dissolved and its business (including distribution functions to the Fund), assets and liabilities were transferred to SFSI. The Distributor receives no compensation for its distribution services.

PFPC Inc. ("PFPC") is the Fund's administrator and transfer agent, and PNC Bank, NA ("PNC") is the Fund's custodian. PFPC and PNC are affiliates of PNC Bank Corp.

As compensation for its administrative services, the Fund pays PFPC a minimum monthly fee of $6,700 (exclusive of out-of-pocket expenses). PFPC waived approximately 25% of its administrative fee for the year ended December 31, 1997. The waiver amounted to $20,100.

As compensation for its services as transfer agent, the Fund pays PFPC a minimum monthly fee of $1,500 (exclusive of out-of-pocket expenses). PFPC waived approximately 9% of its transfer agent fee for the year ended December 31, 1997. The waiver amounted to $4,500.

As compensation for its custodial services, the Fund pays PNC a minimum monthly fee of $500 (exclusive of out-of-pocket expenses).

NOTE 4--CAPITAL STOCK

At December 31, 1997, there were 5,000,000 shares of $.001 par value capital stock authorized. Transactions in capital stock for the years ended December 31, 1997 and 1996, respectively, were as follows:

                                                                SHARES           AMOUNT
                                                                 (000)           ($000)
                                                              -----------   -----------------
                                                              1997   1996    1997      1996
                                                              ----   ----    ----      ----
Shares sold.................................................   233    251   $ 3,785   $ 3,623
Shares issued in reinvestment of dividends..................   132    254     2,253     3,747
                                                              ----   ----   -------   -------
                                                               365    505     6,038     7,370
Shares redeemed.............................................  (145)  (332)   (2,458)   (4,889)
                                                              ----   ----   -------   -------
Net increase................................................   220    173   $ 3,580   $ 2,481
                                                              ====   ====   =======   =======

M.S.B. FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 1997

NOTE 5--SHAREHOLDER VOTING RESULTS (UNAUDITED)

A Special Meeting of the Stockholders of the M.S.B. Fund, Inc. was held on November 13, 1997, at which the shareholders voted on one proposal. The proposal and the results of voting are set forth below.

Shareholders were asked to vote on a proposal to approve a new investment advisory agreement between the Fund and SAMI (see Note 3). SAMI was the managing partner of the Fund's previous investment adviser, SAMC. The results of the voting were 1,451,642 for, 17,700 against, and 37,285 abstaining.

The Annual Meeting of Stockholders of the M.S.B. Fund, Inc. was held on April 17, 1997, at which the stockholders voted on two proposals. Each proposal and the results of the voting are set forth below.

A--Election of Directors--The first proposal concerned the election of five directors: four to serve a term of office of three years each, expiring in 2000, and one to fill the unexpired term of a prior director, expiring in 1999.

                                                              EXPIRATION
                                                               OF TERM        FOR
                                                              ----------      ---
Timothy A. Dempsey..........................................     1999      1,669,856
David F. Holland............................................     2000      1,691,012
George J. Kelly.............................................     2000      1,677,745
Norman W. Sinclair..........................................     2000      1,684,222
Ian D. Smith................................................     2000      1,673,256

In addition, Messrs. Malcolm J. Delaney, Harry P. Doherty, Joseph R. Ficalora, David Freer, Jr., Michael J. Gagliardi, and William A. McKenna, Jr. continue as members of the Board of Directors. Mr. Kelly resigned in July 1997.

B--Ratification of Independent Auditors--The second proposal concerned the ratification of the selection of KPMG Peat Marwick LLP as Independent Auditors of the Fund for the fiscal year ending December 31,1997. The results of voting for the proposal were 1,682,378 for, 6,671 against, and 22,934 abstaining.

                          INDEPENDENT AUDITORS' REPORT

To the Shareholders and Board of Directors
M.S.B. Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of M.S.B. Fund, Inc. as of December 31, 1997 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the investments owned as of December 31, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of M.S.B. Fund, Inc. as of December 31, 1997 and the results of its operations for the year then ended, and the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.

                                                           KPMG PEAT MARWICK LLP

Philadelphia, Pennsylvania
February 6, 1998

                                     M.S.B.
                                   FUND, INC.

                                    OFFICERS

Joseph R. Ficalora
President
Michael J. Gagliardi
First Vice President

Norman W. Sinclair
Second Vice President
Rodger D. Shay
Vice President and Assistant
  Secretary

Edward E. Sammons, Jr.
Vice President and Secretary
John J. McCabe
Vice President

Mark F. Trautman
Vice President
Jay F. Nusblatt
Treasurer

BOARD OF DIRECTORS

Malcolm J. Delaney
Timothy A. Dempsey
Harry P. Doherty
Joseph R. Ficalora
David Freer, Jr.
Michael J. Gagliardi
David F. Holland
William A. McKenna, Jr.
Norman W. Sinclair
Ian D. Smith

                                     M.S.B.
                                   FUND, INC.

M.S.B. FUND, INC.
c/o Shay Financial Services, Inc.
111 East Wacker Drive
Chicago, Illinois 60601
Telephone 800-661-3938

INVESTMENT ADVISER
Shay Assets Management, Inc.
200 Park Avenue
45th Floor
New York, New York 10166

DISTRIBUTOR
Shay Financial Services, Inc.
111 East Wacker Drive
Chicago, Illinois 60601

ADMINISTRATOR, TRANSFER AGENT,
REGISTRAR AND DIVIDEND PAYING AGENT
PFPC Inc.
103 Bellevue Parkway
Wilmington, DE 19809

CUSTODIAN
PNC Bank, NA
17th & Chestnut Streets
Philadelphia, Pennsylvania 19101

LEGAL COUNSEL
Hughes Hubbard & Reed LLP
One Battery Park Plaza
New York, New York 10004

INDEPENDENT AUDITORS
KPMG Peat Marwick LLP
1600 Market Street
Philadelphia, Pennsylvania 19103

                           [M.S.B. FUND, INC.LOGO]


                                ANNUAL REPORT
                              -----------------
                              December 31, 1997